UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 14, 2021

NOVUS CAPITAL CORPORATION II
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39982	85-3230987
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

8556 Oakmont Lane

Indianapolis, IN 46260

(Address of Principal Executive Offices) (Zip Code)

(317) 590-6959

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-third of one redeemable warrant	NXU.U	New York Stock Exchange
Class A common stock, par value $0.0001 per share	NXU	New York Stock Exchange
Redeemable warrants, exercisable for shares of Class A common stock at an exercise price of $11.50 per share	NXU WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On November 14, 2021, the audit committee of the board of directors (the “Audit Committee”) and management of Novus Capital Corporation II (the “Company”), after discussions with Marcum LLP (“Marcum”), the Company’s independent registered public accounting firm, concluded that the audited balance sheet filed on Form 8-K as of February 8, 2021, and the unaudited financial statements included in the Company’s Quarterly Reports for the periods ended March 31, 2021 and June 30, 2021 should no longer be relied upon.

 In Novus’ initial public offering, Novus accounted for a portion of the proceeds received from the offering as stockholders’ equity. In connection with the preparation of the Company’s financial statements as of and for the period ended September 30, 2021, Novus’ management identified errors made in its historical financial statements where, the Company improperly classified some of its Class A common stock subject to possible redemption. In accordance with Accounting Standards Codification (“ASC”) 480-10-S99, redemption provisions not solely within the control of the Company would require common stock subject to redemption to be classified outside of permanent equity. The Company had previously classified some Class A common stock shares in permanent equity. The Company performed a quantitative assessment under SAB 99 and concluded that a restatement is required of Novus’ financial statements to classify all Class A common stock subject to possible redemption as temporary equity. The Company’s management has concluded that in light of the classification error described above, that a material weakness exists in the Company’s internal controls over financial reporting and that the Company’s disclosure controls and procedures were not effective.

Based on management’s conclusion and after a discussion, evaluation and consultation with Marcum, the Audit Committee concluded that the audited balance sheet filed on Form 8-K as of February 8, 2021, and the Company’s unaudited financial statements included in the Company’s Quarterly Reports for the periods ended March 31, 2021 and June 30, 2021 should no longer be relied upon.

The Audit Committee has discussed the matters disclosed in this Current Report on Form 8-K pursuant to this Item 4.02 with Marcum. Marcum was provided with a copy of the disclosures made herein and was given the opportunity to review these disclosures.

The restatement was included in the Company’s financial statements included in the Company’s Quarterly Report for the period ended September 30, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 17, 2021

NOVUS CAPITAL CORPORATION II

By:	/s/ Vincent Donargo
Name: Vincent Donargo
Title: Chief Financial Officer